united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22963

IDIRECT PRIVATE MARKETS FUND
(Exact name of registrant as specified in charter)

60 East 42nd Street, 26th Floor, New York, NY	10165
(Address of principal executive offices)	(Zip code)

Indira Mahadeo, iCapital Registered Fund Adviser LLC
60 East 42nd Street, 26th Floor, New York, NY 10165
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 994-7400

Date of fiscal year end: 3/31

Date of reporting period: 9/30/25

Item 1. Reports to Stockholders.

(a)       Not Applicable

(b)       See Attached

iDirect
PRIVATE MARKETS FUND

iDirect Private Markets Fund
Semi-Annual Report

September 2025

iDirect Private Markets Fund
September 30, 2025

Table of Contents

Portfolio Review	1
Consolidated Portfolio of Investments	2
Consolidated Statement of Assets and Liabilities	4
Consolidated Statement of Operations	5
Consolidated Statements of Changes in Net Assets	6
Consolidated Statement of Cash Flows	7
Consolidated Statements of Financial Highlights	8
Notes to Consolidated Financial Statements	9
Privacy Notice	21

iDirect Private Markets Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2025

The table below shows the total returns for iDirect Private Markets Fund and MSCI All Country World Index for the same time periods ended September 30, 2025 (1):

			Annualized	Annualized
	Six Months	One Year	Five Year	Ten Year
iDirect Private Markets Fund - Class I	6.04%	10.57%	11.46%	9.94%
iDirect Private Markets Fund - Class A	5.74%	9.93%	10.79%	9.26%
iDirect Private Markets Fund - Class A with sales load [3]	2.03%	6.07%	10.01%	8.88%
MSCI AC World Index Net [4]	20.03%	17.27%	13.54%	11.91%

[1]	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when repurchased, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the repurchases of Fund shares. Per the fee table in the Fund’s July 29, 2025, prospectus, the total annual operating expense are 2.70% and 2.10% for the Fund’s Class A and Class I shares, respectively. For performance information current to the most recent month-end, please call 1-212-994-7333.

[2]	The inception date of both the Fund’s Class A shares (including predecessor feeder fund shares), and Class I Shares (as re-classified), is July 31, 2015. The Fund was reorganized as of June 1, 2016 to offer the Class A and Class I shares.

[3]	Total return is calculated using the maximum sales load of 3.50%.

[4]	The MSCI All Country World Index (ACWI) is a market-cap-weighted global equity index that tracks emerging and developed markets. It currently monitors more than 2,500 large- and mid-cap stocks in 47 countries. The index is unmanaged, is not available for investment and does not incur fees.

% of Net
Holdings by Asset Type	Assets
Investment Interests:
Direct Access Co-Investments	54.26%
Primary Investments	18.97%
Syndicated Co-Investments	9.93%
Secondary Investments	9.20%
Equity Investments:
Preferred Stocks	0.23%
Short-Term Investments	8.05%
Liabilities in Excess of other Assets	(0.64)%
Total	100.00%

iDirect Private Markets Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited)
September 30, 2025

					Initial
	Geographic				Acquisition
	Region	Cost	Fair Value	% of Net Assets	Date
INVESTMENT INTERESTS - 94.10%

CO-INVESTMENTS (a) - 65.24%

SYNDICATED CO-INVESTMENTS - 10.09%
Durational Consumer SPV IV GP, L.P. *	Americas	$2,251,179	$—	0.00%	2/8/2022
Independence Energy Investors L.P. (b) *	Americas	—	12,610	0.00%	2/26/2018
KKR Atlantic Co-Invest L.P. *	Americas	10,000,000	10,987,927	0.97%	7/22/2022
KKR Banff Co-Invest L.P.	Americas	10,000,000	20,876,027	1.84%	9/28/2018
KKR Byzantium Infrastructure Co-Invest L.P.	Europe	4,196,320	7,191,273	0.63%	10/3/2017
KKR Cape Co-Invest L.P. *	Americas	5,100,226	5,593,073	0.49%	11/12/2021
KKR Enterprise Co-Invest AIV B L.P. *	Americas	257,674	265,780	0.02%	7/14/2020
KKR Gamma Co-Invest L.P. *	Americas	499,644	299,343	0.03%	8/29/2022
KKR Inception Co-Invest, L.P. *	Europe	11,920,253	16,993,378	1.50%	1/3/2023
KKR Olympus Co-Invest, L.P. *	Europe	5,170,423	6,210,273	0.55%	10/18/2022
KKR Pegasus Co-Invest L.P. *	Europe	5,098,500	7,681,576	0.68%	7/7/2022
KKR Renovate Co-Invest L.P. *	Asia	5,000,000	4,844,416	0.43%	3/21/2022
KKR Sigma Co-Invest L.P. *	Europe	7,500,000	10,542,642	0.93%	6/11/2018
KKR Sprint Co-Invest L.P. *	Europe	3,153,447	(1,651)	0.00%	9/27/2022
LC Sports Pte. Ltd. (c) *	Asia	2,282,797	310,821	0.03%	11/2/2018
Nutraceutical Investco LP (c) *	Americas	1,632,098	784,490	0.07%	7/15/2019
Uno Co-Invest L.P. *	Americas	4,950,000	19,782,045	1.74%	6/7/2017
WestCap Hopper 2021 Co-Invest, LLC (c) *	Americas	1,583,081	2,001,552	0.18%	9/23/2021
TOTAL SYNDICATED CO-INVESTMENTS		80,595,642	114,375,575	10.09%

DIRECT ACCESS CO-INVESTMENTS - 55.15%
KKR Prosvasi 2022 AIV, L.P. (b) *	Americas	10,215,270	14,818,063	1.31%	3/10/2023
KKR Prosvasi 2022, L.P.	Global	114,398,889	137,025,023	12.09%	10/26/2022
Vista Prosvasi 2023, L.P. *	Americas	196,198,271	234,797,113	20.72%	7/20/2023
Vista Equity Partners Hubble, L.P. *	Americas	22,409,206	36,409,649	3.21%	2/27/2025
Warburg Pincus Prosvasi 2023 (Cayman), L.P. *	Global	45,315,790	55,689,124	4.91%	8/9/2023
Warburg Pincus Prosvasi 2023 (E&P), L.P. (b) *	Americas	4,423,147	4,776,783	0.42%	8/9/2023
Warburg Pincus Prosvasi 2023, L.P. *	Global	97,097,934	136,400,351	12.03%	8/9/2023
WP TGI Co-Investment, L.P. (c)	Americas	5,026,852	5,198,519	0.46%	7/16/2025
TOTAL DIRECT ACCESS CO-INVESTMENTS		495,085,359	625,114,625	55.15%

TOTAL CO-INVESTMENTS		575,681,001	739,490,200	65.24%

INVESTMENT FUNDS (a) - 28.63%

PRIMARY INVESTMENTS - 19.28%
Bridge Growth Partners (Parallel), L.P. (c) *	Americas	391,455	627,963	0.06%	2/23/2016
KKR Americas Fund XII L.P.	Americas	58,081,867	88,810,955	7.84%	3/31/2017
KKR Asian Fund III L.P.	Asia	45,361,398	62,679,552	5.53%	3/31/2017
KKR European Fund IV L.P. *	Europe	2,950,514	3,369,358	0.30%	12/17/2015
KKR European Fund V (USD) SCSp	Europe	25,236,829	28,819,999	2.54%	11/5/2018
KKR Health Care Strategic Growth Fund L.P.	Americas	12,628,781	17,322,498	1.53%	8/4/2017
KKR Next Generation Technology Growth Fund II SCSp (b)	Global	4,288,621	5,555,817	0.49%	7/11/2019
L Catterton Asia 3 LP (c) *	Asia	2,407,749	1,695,582	0.15%	12/4/2018
Oak Hill Capital Partners IV, L.P. (c)	Americas	319,002	14,045	0.00%	3/31/2017
Providence Strategic Growth Europe L.P. (b)(c)	Europe	1,220,392	1,802,614	0.16%	11/11/2019
RB Equity Fund II-A, L.P. (c) *	Americas	984,991	1,731,139	0.15%	12/3/2018
The Resolute Fund IV, L.P. (c)	Americas	607,938	1,566,450	0.14%	9/28/2018
Warburg Pincus (Callisto) Global Growth (Cayman) 14, L.P.*	Global	988,885	1,182,326	0.10%	8/25/2023
Warburg Pincus Global Growth 14 (Chai), L.P.*	Global	313,750	379,096	0.03%	8/16/2024
Warburg Pincus Global Growth 14 (E&P)-1, L.P. *	Global	112,016	117,431	0.01%	8/25/2023
Warburg Pincus Global Growth 14, L.P.	Global	1,782,913	2,835,957	0.25%	8/25/2023
TOTAL PRIMARY INVESTMENTS		157,677,101	218,510,782	19.28%

SECONDARY INVESTMENTS - 9.35%
AEA EXC CF LP (c) *	Americas	4,877,707	5,462,445	0.48%	8/11/2022
Bain Capital Empire Holdings, L.P. (c) *	Americas	4,390,104	4,688,990	0.41%	10/28/2022
Charles River Partnership XIII, L.P. *	Americas	20,604	142,755	0.01%	6/29/2018
Eurazeo Capital IV A SCSp (c) *	Europe	2,221,968	1,780,615	0.17%	1/28/2019
Eurazeo Capital IV D SCSp (c) *	Europe	923,029	25,840	0.00%	1/28/2019
Foundation Capital V, L.P. (c) *	Americas	3,410	91,051	0.01%	6/29/2018
Foundation Capital VI, L.P. (c) *	Americas	126,608	212,762	0.02%	6/29/2018
Foundation Capital VII, L.P. (c) *	Americas	418,264	718,793	0.06%	6/29/2018
Foundation Capital VIII, L.P. (c)	Americas	715,531	3,968,129	0.36%	6/29/2018
GA Continuity Fund I, L.P. (c)	Americas	4,456,348	6,940,485	0.61%	6/22/2021
Icon Partners V, L.P. (c)	Americas	4,805,978	6,697,633	0.59%	12/22/2021
KKR Asian Fund L.P. *	Asia	1,757,641	14,975	0.00%	12/29/2016

See accompanying notes to consolidated financial statements.

iDirect Private Markets Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
September 30, 2025

					Initial
	Geographic				Acquisition
	Region	Cost	Fair Value	% of Net Assets	Date
SECONDARY INVESTMENTS (Continued) - 9.35%
KKR Asian Fund (Ireland III MIT) I L.P. *	Asia	$1,088,708	$—	0.00%	12/29/2016
KKR Asian Fund II Private Investors Offshore, L.P. (c)	Asia	3,210,404	737,589	0.07%	9/30/2017
KKR China Growth Fund, L.P.	Asia	2,921,764	—	0.00%	6/29/2018
KKR European Fund III, Limited Partnership	Europe	1,511,425	—	0.00%	12/31/2015
KKR Gaudi Investors L.P.	Europe	8,626,190	8,155,891	0.72%	5/4/2017
KKR Indigo Equity Partners A L.P. (b) *	Americas	15,430,718	19,150,587	1.69%	6/8/2022
KKR Lending Partners II L.P. (b)	Americas	900,587	127,419	0.01%	3/31/2017
KKR North America Fund XI L.P. (b) *	Americas	15,664,705	8,585,458	0.76%	10/29/2015
KKR North America Fund XI (Wave) L.P. (b) *	Americas	1,158,120	—	0.00%	10/29/2015
KKR Real Estate Partners Americas II L.P.	Americas	13,645,933	6,080,831	0.54%	5/31/2018
L Catterton VIII Offshore, L.P. (b)*	Americas	3,162,733	2,883,516	0.25%	9/27/2019
Lime Rock Partners IV AF, L.P. *	Americas	34,113	2,652,079	0.23%	6/21/2018
Menlo Ventures X LP *	Americas	2,493,985	127,254	0.01%	12/31/2017
Menlo Ventures XI LP *	Americas	4,951,686	963,389	0.08%	12/31/2017
Pegasus WSJLL Fund, L.P. (c) *	Americas	5,292,880	6,407,659	0.57%	12/14/2021
Pueblo Co-Invest-A LP (c) *	Americas	2,556,924	4,503,730	0.40%	6/25/2019
RB Equity Fund I-A LP (c) *	Americas	3,488,714	7,303,234	0.64%	12/31/2018
The Resolute II Continuation Fund, L.P. (c)	Americas	1,555,071	2,450,673	0.22%	8/31/2018
Warburg Pincus XI (Asia), L.P.	Asia	5,079,967	1,741,810	0.15%	9/30/2017
WP DVT, L.P. (c) *	Americas	2,114,000	2,835,081	0.25%	3/11/2022
Yorktown Energy Partners VIII, L.P. (b)(c)	Americas	477,288	—	0.00%	9/30/2018
Yorktown Energy Partners IX, L.P. (b)(c)	Americas	282,223	154,088	0.01%	9/30/2018
Yorktown Energy Partners X, L.P. (b)(c)	Americas	419,985	389,448	0.03%	9/30/2018
TOTAL SECONDARY INVESTMENTS		120,785,315	105,994,209	9.35%

TOTAL INVESTMENT FUNDS		278,462,416	324,504,991	28.63%

EQUITY INVESTMENTS - 0.23%

PREFERRED STOCKS (a) - 0.23%
Financial - 0.15%
New York Digital Investment Group, LLC (b)(c) *	Americas	2,000,000	1,678,912	0.15%	2/25/2022

Information Technology - 0.08%
InvestX DSF Holdings XXIII LLC (c) *	Americas	2,081,170	924,135	0.08%	2/16/2022

TOTAL EQUITY INVESTMENTS		4,081,170	2,603,047	0.23%

TOTAL INVESTMENT INTERESTS		858,224,587	1,066,598,238	94.10%

SHORT-TERM INVESTMENT - 8.19%

MONEY MARKET FUND - 8.19%	Shares
Fidelity Government Portfolio - Institutional Class 4.08%^	329,129	329,129	329,129	0.03%
Fidelity Treasury Portfolio - Class I 4.01%^ (b)	92,563,592	92,563,592	92,563,592	8.16%
TOTAL SHORT-TERM INVESTMENTS		$92,892,721	$92,892,721	8.19%

TOTAL INVESTMENTS - 102.29% (Cost - $ 951,117,308) (d)			$1,159,490,959
LIABILITIES IN EXCESS OF OTHER ASSETS - (2.29%)			(25,966,714)
NET ASSETS - 100.00%			$1,133,524,245

*	Non-income producing.

^	Yield disclosed is the seven day effective yield as of September 30, 2025.

(a)	Securities restricted to resale represents $1,066,598,238 or 94.09% of net assets.

(b)	All or part of these investments are holdings of iDPE Subsidiary, LLC, a wholly-owned subsidiary of the Fund.

(c)	The fair value of this investment is determined using significant unobservable inputs and is classified as level 3 on the GAAP hierarchy.

(d)	The fair value of total investments consists of the following regions (excluding short-term investments):

	Cost	Fair Value	% of Net Assets
Americas	$445,086,071	$562,816,560	49.65%
Asia	69,110,428	72,024,745	6.36%
Global	264,298,798	339,185,125	29.92%
Europe	79,729,290	92,571,808	8.17%
Total Investments	$858,224,587	$1,066,598,238	94.10%

See accompanying notes to consolidated financial statements.

iDirect Private Markets Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2025

ASSETS
Investments:
Investments at fair value (cost $951,117,308)	$1,159,490,959
Cash (1)	16,484,119
Receivable for securities sold	5,482
Interest Income receivable	321,353
Prepaid expenses and other assets	27,584
TOTAL ASSETS	$1,176,329,497

LIABILITIES
Payable for Fund shares repurchased	$18,577,475
Subscriptions received in advance	16,158,669
Net deferred tax liability	3,737,334
Current tax payable	319,772
Accrued Expenses:
Service fees payable to related parties	883,280
Management fee payable to adviser	2,208,308
Distribution and servicing fees payable to distributor	442,840
Audit and tax fees	178,853
Legal fees	212,324
Line of credit fees payable	2,952
Directors fees	10,126
Custody fees	41,919
Other	31,400
TOTAL LIABILITIES (2)	42,805,252

NET ASSETS	$1,133,524,245

Composition of Net Assets:
Paid-in capital	$867,541,146
Accumulated earnings	265,983,099
NET ASSETS	$1,133,524,245

Class I Shares:
Net assets	$760,830,499
Shares of beneficial interest outstanding [$0 par value]	18,705,845
Net asset value (Net Assets ÷ Shares Outstanding), offering price and repurchase price per share	$40.67

Class A Shares:
Net assets	$372,693,746
Shares of beneficial interest outstanding [$0 par value]	20,188,519
Net asset value (Net Assets ÷ Shares Outstanding) and repurchase price per share	$18.46
Maximum offering price per share (net asset value plus maximum sales load of 3.50%)	$19.13

(1)	Includes cash and cash held in escrow

(2)	Commitments and contingencies (See Notes 2 and 7)

See accompanying notes to consolidated financial statements.

iDirect Private Markets Fund
CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended September 30, 2025

INVESTMENT INCOME
Dividend distributions from underlying investments	$5,155,441
Dividend income	2,143,194
TOTAL INVESTMENT INCOME	7,298,635

EXPENSES
Management fees	4,903,319
Distribution and servicing fees - Class A	1,114,282
Line of credit fees	473,795
Administrative services fees	298,170
Legal fees	205,562
Sub-accounting and sub-transfer agent fees	197,912
Printing and postage expenses	115,288
Audit and tax fees	97,516
Transfer agent fees	70,940
Trustees fees and expenses	68,230
Accounting services fees	67,854
Custodian fees	53,112
Chief compliance officer fees	25,069
Registration fees	22,060
Other expenses	17,325
Tax expense	319,772
TOTAL EXPENSES	8,050,206

NET INVESTMENT LOSS	(751,571)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Capital gain distributions from underlying investments	13,122,416
Net realized gain from investments	90

Net change in unrealized appreciation on investments	50,088,155
Net change in deferred tax liability	(840,760)
Net change in unrealized appreciation on investments, net of deferred taxes	49,247,395
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	62,369,901

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$61,618,330

See accompanying notes to consolidated financial statements.

iDirect Private Markets Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the Six		For the Fiscal
	Months Ended		Year Ended
	September 30, 2025		March 31, 2025
	(Unaudited)
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$(751,571)		$(4,035,259)
Net capital gain distributions from underlying investments	13,122,416		41,015,485
Net realized gain from investments	90		3,324
Net change in unrealized appreciation on investments, net of taxes	49,247,395		39,125,834
Net increase in net assets resulting from operations	61,618,330		76,109,384

DISTRIBUTIONS TO INVESTORS
Class I	(6,467,043)		(13,277,186)
Class A	(3,393,564)		(7,979,543)
Total distributions to investors	(9,860,607)		(21,256,729)

BENEFICIAL INTEREST TRANSACTIONS
Proceeds from shares sold
Class I	106,074,542		199,577,913
Class A	17,222,279		25,627,869
Reinvestment of distributions
Class I	4,203,382		9,119,117
Class A	3,159,692		7,475,701
Repurchase of shares
Class I	(19,236,392	) (1)	(30,094,727	) (1)
Class A	(15,489,628)		(28,589,570)
Total increase in net assets from shares of beneficial interest (2)	95,933,875		183,116,303

NET INCREASE IN NET ASSETS FROM OPERATIONS, DISTRIBUTIONS AND BENEFICIAL INTEREST TRANSACTIONS	147,691,598		237,968,958

NET ASSETS
Beginning of year	985,832,647		747,863,689
End of year/period	$1,133,524,245		$985,832,647

SHARE ACTIVITY
Class I:
Shares sold	2,671,554		4,830,723
Shares reinvested	106,146		100,199
Shares repurchased	(477,008)		(637,642)
Net increase in shares outstanding (2)	2,300,692		4,293,280

Class A:
Shares sold	953,291		532,298
Shares reinvested	175,441		288,635
Shares repurchased	(847,782)		(2,792,485)
Net increase/(decrease) in shares outstanding (2)	280,950		(1,971,552)

(1)	Early repurchase fees of $3,832 and $17,141 for the six months ended September 30, 2025, and the fiscal year ended March 31,2025, respectively, are netted against the total repurchase of shares.

(2)	Includes exchanges of shares between Class A and Class I.

See accompanying notes to consolidated financial statements.

iDirect Private Markets Fund
CONSOLIDATED STATEMENT OF CASH FLOWS (Unaudited)
For the Six Months Ended September 30, 2025

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$61,618,330
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(100,165,130)
Sales of investments	7,322
Net purchases of short-term investments	(8,244,443)
Net change in unrealized appreciation on investments, net of deferred taxes	(49,247,395)
Proceeds from underlying investments	18,013,107
Capital gain distributions from underlying investments	(13,122,416)
Net realized gains from investments	(90)
Increase in receivable for securities sold	(5,482)
Increase in prepaid expenses and other assets	(13,867)
Increase in interest income receivable	(51,924)
Increase in current tax payable	60,101
Increase in payable due to adviser	363,804
Increase in service fees payable to related parties	254,013
Increase in distribution and servicing fees payable to distributor	168,331
Increase in accrued expenses and other liabilities	40,160
Net cash used in operating activities	(90,325,579)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from shares issued, net of change in subscriptions received in advance	118,122,439
Payment of shares repurchased, net of change in payable for shares repurchased	(30,546,528)
Distributions paid to shareholders, net of reinvested distributions	(2,497,533)
Net cash provided by financing activities	85,078,378

NET DECREASE IN CASH	(5,247,201)
CASH - BEGINNING OF YEAR (1)	21,731,320
CASH - END OF YEAR (1)	$16,484,119

(1) Includes cash and cash held in escrow.

SUPPLEMENTAL CASH DISCLOSURE INFORMATION:
Cash held in Escrow - Beginning of Year	$21,533,051
Cash held in Escrow - End of Year	$16,158,669
Return of capital from underlying investments	$4,855,608

SUPPLEMENTAL NON-CASH DISCLOSURE INFORMATION:
Reinvestment of distributions to shareholders	$7,363,074

See accompanying notes to consolidated financial statements.

iDirect Private Markets Fund
CONSOLIDATED STATEMENTS OF FINANCIAL HIGHLIGHTS

Per Unit Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each period End

	Class I (1)
	Six Months Ended		Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	September 30, 2025		March 31, 2025	March 31, 2024		March 31, 2023	March 31, 2022	March 31, 2021
	(Unaudited)
Net asset value, beginning of year	$38.71		$36.20	$32.31		$38.85	$35.64	$27.05
Gain/(loss) from investment operations:
Net investment income/(loss) (3)	0.02		(0.09)	(0.09)		(0.03)	0.08	0.45
Net realized and unrealized gain/(loss) on investments	2.31		3.49	4.47		(2.05)	5.50	9.40
Net increase/(decrease) in net assets resulting from operations	2.33		3.40	4.38		(2.08)	5.58	9.85
Less distributions to investors from:
Net investment income	—		—	—		(1.06)	(0.04)	—
Net realized gain on investments	(0.37)		(0.89)	(0.49)		(3.40)	(2.33)	(1.26)
Total distributions	(0.37)		(0.89)	(0.49)		(4.46)	(2.37)	(1.26)

Net asset value, end of year/period	$40.67		$38.71	$36.20		$32.31	$38.85	$35.64
Total return (4)	6.04%		9.47%	13.66%		(5.66)%	15.79%	37.48%
Net assets, end of year/period (000s)	$760,830		$635,021	$422,073		$238,016	$189,800	$141,353

Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (5,6)	1.29%		1.47%	1.17	% (7)	1.75%	2.25%	1.74	% (8)
Ratio of net expenses to average net assets (6)	1.29%		1.47%	1.17	% (7)	1.75%	2.25%	1.74	% (8)
Ratio of net investment income/(loss) to average net assets	0.08%		(0.22%)	(0.25%)		(0.08%)	0.21%	1.54%
Portfolio turnover rate	0%		0%	0%		0%	0%	0%

	Class A (2)
	Six Months Ended		Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	September 30, 2025		March 31, 2025	March 31, 2024		March 31, 2023	March 31, 2022	March 31, 2021
	(Unaudited)
Net asset value, beginning of year	$17.62		$16.58	$14.89		$17.87	$16.49	$12.59
Gain (Loss) from investment operations:
Net investment income/(loss) (3)	(0.05)		(0.15)	(0.12)		(0.10)	(0.08)	0.13
Net realized and unrealized gain/(loss) on investments	1.06		1.60	2.04		(0.95)	2.55	4.35
Net increase/(decrease) in net assets resulting from operations	1.01		1.45	1.92		(1.05)	2.47	4.48
Less distributions to Investors from:
Net investment income	—		—	—		(0.37)	(0.01)	—
Net realized gain on investments	(0.17)		(0.41)	(0.23)		(1.56)	(1.08)	(0.58)
Total distributions	(0.17)		(0.41)	(0.23)		(1.93)	(1.09)	(0.58)
Net asset value, end of year/period	$18.46		$17.62	$16.58		$14.89	$17.87	$16.49
Total return (4)	5.74	% (9)	8.79%	12.96%		(6.20)%	15.06%	36.67%
Net assets, end of year/period (000s)	$372,694		$350,812	$325,790		$321,909	$357,390	$315,874

Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (5,6)	1.89	% (10)	2.07%	1.77	% (7)	2.35%	2.85%	2.35	% (8)
Ratio of net expenses to average net assets (6)	1.89	% (10)	2.07%	1.77	% (7)	2.35%	2.85%	2.35	% (8)
Ratio of net investment income/(loss) to average net assets	(0.56	%) (10)	(0.85%)	(0.78%)		(0.64%)	(0.45%)	0.94%
Portfolio turnover rate	0	% (9)	0%	0%		0%	0%	0%

(1)	The Fund commenced operations on July 31, 2015.

(2)	Class A commenced operation on June 1, 2016.

(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each year.

(4)	Total returns shown exclude the effect of applicable sales charges and tender fees and assumes reinvestment of all distributions.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Expense Ratios do not include the expenses paid on the Investment Interests.

(7)	The Fund estimates its tax expense on iDPE Subsidiary, LLC, a wholly owned subsidiary. During the year ended March 31, 2024, the Fund had a change in tax estimate that reduced the gross and net expense ratios. Without this reduction the gross and net expenses ratios would have been 1.45% and 2.05% for Class I and A, respectively.

(8)	The Fund estimates its tax expense on iDPE Subsidiary, LLC, a wholly owned subsidiary. Due to the timing of tax estimates the Fund had a tax overpayment from 2020 that reduced the gross and net expense ratios. Without this reduction the gross and net expenses ratios would have been 1.86% and 2.47% for Class I and A, respectively.

(9)	Not annualized.

(10)	Annualized.

See accompanying notes to consolidated financial statements.

iDirect Private Markets Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

September 30, 2025

1.	ORGANIZATION

iDirect Private Markets Fund (the “Fund”) is organized as a Delaware statutory trust that commenced operations on July 31, 2015, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified investment management company. iCapital Registered Fund Adviser LLC (the “Adviser’’ or “iRFA”), an affiliate of Institutional Capital Network, Inc. (“iCapital”), serves as the Fund’s investment adviser. The Fund currently offers two separate classes of shares of beneficial interest, designated Class A and Class I (each, “Shares”) on a continuous basis at the net asset value (“NAV”) per share plus any applicable sales loads.

The minimum investment for an investor in the Fund is $25,000. Class A shares are offered at NAV plus a maximum sales charge of 3.50% and are subject to an annual distribution and servicing fee payable monthly. Class I shares are sold at NAV without an initial sales charge and are not subject to a distribution or shareholder servicing fees. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each month based upon the relative net assets of each class.

The Fund’s investment objective is to seek long-term capital appreciation. The Fund intends to allocate at least 80% of its assets to private equity investment interests of any type (“Investment Interests”). The Fund allocates substantially all of its assets to Investment Interests sponsored or managed by Kohlberg Kravis Roberts & Co. L.P. or an affiliate (collectively, “KKR”), Vista Equity Partners Management, LLC or an affiliate (collectively, “Vista”), or Warburg Pincus LLC or an affiliate (collectively, “Warburg Pincus” and with KKR and Vista, the “Core Independent Managers”). The Fund is in the process of transitioning its portfolio such that upon conclusion of this transition period, the Fund intends to (i) allocate approximately one-third of the value of its Investment Interests to each Core Independent Manager and (ii) invest approximately 10% of its total assets in more liquid securities for cash management purposes. The Fund may at any time determine not to allocate its assets to the Core Independent Managers and, instead, may determine to allocate its assets to Investment Interests not sponsored, advised by, or otherwise linked to, a Core Independent Manager and to mandates and asset classes not representative of private equity.

Following the transition period, the Fund intends to invest approximately 90% of its total assets in direct access investments (“Direct Access Investments”) through or alongside private equity funds sponsored or managed by the Core Independent Managers. Direct Access Investments are sourced from arrangements in which the Fund has the opportunity to invest in a Core Independent Manager’s buyout and growth equity investments globally on a deal-by-deal basis. However, the Fund may at any time determine not to allocate its assets to the Core Independent Managers and, instead, may determine to allocate its assets to Investment Interests not sponsored, advised by, or otherwise linked to, a Core Independent Manager and to mandates and asset classes not representative of private equity.

Since the Fund’s inception in 2015, the Fund has operated as a “non-diversified” fund for 1940 Act purposes. Under the 1940 Act, a registered investment company is required to state whether it is diversified or non-diversified for 1940 Act purposes. A “diversified” fund is one whose 5%+ investments comprise no more than 25% of the fund’s total assets; a non-diversified fund is not subject to this 25% limitation. In July 2019, the Fund disclosed in its updated Prospectus that it was a diversified fund based on the Fund administrator looking through the Fund’s underlying fund investments to the portfolio companies held by the underlying funds (the “Look Through Approach”). After further review, the Fund has concluded that the Look Through Approach was not the appropriate methodology to determine whether the Fund is a diversified or non-diversified fund for 1940 Act purposes. As a result, the Fund has revised (and will revise) its disclosure with respect to certain other filings to consistently reflect that the Fund operates as a “non-diversified” fund. Importantly, at all times since the Fund’s inception, the Fund has operated as a non-diversified fund for 1940 Act purposes based on its underlying fund investments.

Operating Segments – The Fund has adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is comprised of the portfolio manager and Chief

iDirect Private Markets Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)

September 30, 2025

or Principal Financial Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

Consolidation of a Subsidiary – The consolidated financial statements of the Fund include iDPE Subsidiary, LLC (“iDPE, LLC”) (formerly known as iKF, LLC), (the “Subsidiary”) a limited liability company and wholly owned subsidiary of the Fund. All intercompany accounts and transactions have been eliminated. As of September 30, 2025, the net assets of iDPE, LLC were $55,276,350, which is 4.88% of the Fund’s consolidated net assets.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies (“ASC Topic 946”), and therefore is applying the specialized accounting and reporting guidance in ASC Topic 946.

Investment Interests Valuation – The Fund has adopted valuation procedures pursuant to which it will fair value its Co-Investment Opportunities and Investment Funds. These valuation procedures, which have been approved by the Fund’s Board of Trustees (the “Board”), provide that the unaudited valuations determined by the general partner, managing member or affiliated investment adviser of the Investment Interests (the “Investment Managers”) will be reviewed by the Adviser. The Fund will generally rely on such valuations even in instances where an Investment Manager may have a conflict of interest in valuing the securities. Furthermore, the Investment Interests will typically provide the Adviser with estimated NAVs or other valuation information on a quarterly basis, and such data will be subject to revision through the end of each Investment Interest’s annual audit. While such information generally is provided on a quarterly basis, the Fund calculates its NAV and issues shares on a monthly basis.

The fair value of the investments in the portfolio is determined at the date of the Consolidated Statement of Assets and Liabilities. The Fund follows the guidance set forth under ASC Topic 820, Fair Value Measurements (“ASC Topic 820”), and defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Pursuant to Rule 2a-5 under the 1940 Act, the Board designated the Adviser as the Fund’s Valuation Designee (the “Valuation Designee”) to perform the Fund’s fair value procedures, under the Board’s general supervision. As the Fund’s Valuation Designee, the Adviser is responsible for the assessment and management of valuation risks, establishment and application of fair value methodologies, testing of fair value methodologies, and overseeing pricing services. The Adviser’s Pricing Committee (the “Pricing Committee”), which is comprised of representatives of the Adviser, meets monthly, or as needed, to determine the value of the Fund’s investments. The Pricing Committee may enlist independent valuation firms to provide third-party valuation consulting services. The Adviser certifies to the Board that the Fund’s valuation policy and procedures are properly followed.

The Fund utilizes various methods to measure the fair value of its investments. U.S. GAAP establishes a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC Topic 820, these inputs are summarized below:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

iDirect Private Markets Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)

September 30, 2025

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market for similar instruments, and fair value is determined through the use of models or other valuation methodologies.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. The categorization of Level 2 or Level 3 is based on the significance of the unobservable inputs to the overall valuation. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The following tables summarize the inputs used to value the Fund’s investments by fair value hierarchy as of September 30, 2025:

				Investments Valued
	Level 1	Level 2	Level 3	at NAV *	Total
Investment Interests Co-Investments
Syndicated Co-Investments	$—	$—	$3,096,863	$111,278,712	$114,375,575
Direct Access Co-Investments	—	—	5,198,519	619,916,106	625,114,625
Investment Funds
Primary Investments	—	—	7,437,793	211,072,989	218,510,782
Secondary Investments	—	—	55,368,245	50,625,964	105,994,209
Equity Investments Preferred Stock	—	—	2,603,047	—	2,603,047
Short-Term Investments	92,892,721	—	—	—	92,892,721
Total Investments:	$92,892,721	$—	$73,704,467	$992,893,771	$1,159,490,959

*	Investments valued using NAV as the practical expedient, an indicator of fair value, are listed in a separate column to permit reconciliation to totals presented on the Consolidated Statement of Assets and Liabilities.

The following table is a reconciliation of assets in which Level 3 inputs were used in determining value:

				Capital gain
			Proceeds from	distributions	Change in
	Beginning		sales and	from	unrealized
	Balance	Cost of	principal	underlying	appreciation/	Transfers into	Transfers out of	Ending Balance
	3/31/2025	purchases	paydowns	investments	(depreciation)	Level 3	Level 3	9/30/2025
Co-Investments
Syndicated Co-Investments	$1,975,460	$17,455	$—	$—	$(1,002,868)	$2,106,816	$—	$3,096,863
Direct Access Co-Investments	—	—	—	—	171,667	5,026,852	—	5,198,519
Investment Funds
Primary Investments	—	14,566	(1,334,765)	1,182,735	(558,867)	8,134,124	—	7,437,793
Secondary Investments	16,086,282	381,129	(3,520,843)	3,510,956	(248,997)	39,159,718	—	55,368,245
Equity Investments
Preferred Stock	2,876,096	—	—	—	(273,049)	—	—	2,603,047
Total Investments	$20,937,838	$413,150	$(4,855,608)	$4,693,691	$(1,912,114)	$54,427,510	$—	$73,704,467

iDirect Private Markets Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)

September 30, 2025

Transfers to and from Level 3 occurred due to an increase/decrease in the significance of an unobservable input to the estimate of fair value as of and during the six months ended September 30, 2025, due to timing of the investment interests’ net asset value or to fund liquidation.

The following table is a summary of the valuation techniques and unobservable inputs used in the fair value measurements as of September 30, 2025:

	Fair Value as of			Single Input or Range
Investment Type	9/30/2025	Valuation Technique(s)	Unobservable Input(s)	of Inputs
Syndicated Co-Investments	$3,096,863	Adjusted reported investment net asset value	Fair value adjustment*	N/A
Direct Access	5,198,519	Adjusted reported investment net asset value	Fair value adjustment*	N/A
Equity Investments	1,678,912	Option Pricing Model	2025H and 2024A hashrate multiple	100.0 to 125.0 and 125.0 to 175.0
			2025E and 2024A EBITDA multiple	12.5X to 17.50 and 15.0x to 20.0x
			Volitility/Time to exit	75%/2 years
Preferred Stock	924,135	Market Approach	2024A Revenue multiple	5.0x to 5.5x
Primary Investments	11,941,523	Adjusted reported investment net asset value	Fair value adjustment*	N/A
Secondary Investments	50,864,515	Adjusted reported investment net asset value	Fair value adjustment*	N/A
Total	$73,704,467

*	The significant unobservable input applied to fair value adjusted investments, in part or in whole, is the application of an alpha and beta to a benchmark. The benchmark used is a world market index and the beta is calculated through analysis which is backtested by the Adviser. As of September 30, 2025, the alpha and beta applied were .80% and .30%. An increase of the beta would indicate an increase in the effect of the input to the fair value.

The valuation process involved in Level 3 measurements is designed to subject the valuation of the investments to an appropriate level of consistency, oversight and review. The valuation of the Fund’s Level 3 investments relies on evaluations of multiple observable and unobservable inputs including financial and operating data; company specific developments, stock prices, earnings and tax rates; market valuations of comparable companies; analysis of market segments; and model projections. The output of these evaluations is typically reviewed and approved by the Pricing Committee which receives information surrounding their valuation process and, in some circumstances, the valuation analysis.

Investments Valued at NAV – ASC Topic 820 permits a reporting entity to measure the fair value of an Investment Interest that does not have a readily determinable fair value based on the NAV per share, or its equivalent, of the Investment Interest as a practical expedient, without further adjustment, unless it is probable that the investment would be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered in measuring fair value.

Attributes of those investments include the investment strategies of the investment and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value and, as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment.

Adjustments to the NAV provided by the Adviser would be considered if the practical expedient NAV was not as of the Fund’s measurement date; if it was probable that the alternative investment would be sold at a value materially different than the reported expedient NAV; or if it was determined by the Fund’s valuation policies and procedures that the private investment is not being reported at fair value.

iDirect Private Markets Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)

September 30, 2025

A listing of the Investment Interests held by the Fund and their attributes, as of September 30, 2025, are shown in the table below:

Investment Interests	Investment Strategy	Fair Value	Unfunded Commitments	Remaining Life	Redemption Frequency *	Notice Period (In Days)	Redemption Restrictions Terms **
Syndicated Co-Investments	Investments in operating companies alongside a new fund, which have been syndicated	$114,375,575	$—	N/A	None	N/A	N/A
Direct Access Co-Investments	Investments in operating companies alongside a new fund, through Direct Access arrangements	$625,114,625	$17,096,388	N/A	None	N/A	N/A
Primary Investments	Investments in newly established blind-pool funds	$218,510,782	$20,330,168	N/A	None	N/A	N/A
Secondary Investments	Investments in assets managed by an existing sponsor	$105,994,209	$10,846,041	N/A	None	N/A	N/A
Equity Investments - Preferred Stock	Investments in operating companies	$2,603,047	—
		$1,066,598,238	$48,272,597

*	The information summarized in the table above represents the general terms for the specified asset class. Individual Investment Interests may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Investment Interests have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

**	The investment interests cannot be redeemed. Instead, the nature of the investment interests is that distributions are received through the liquidation of the underlying assets. Distributions from Investment Interests occur at irregular intervals, and the exact timing of distributions from Investment Interests cannot be determined. It is estimated that distributions will occur over the life of the Investment Interests.

Unfunded Commitments – As of September 30, 2025, the Fund had total unfunded commitments of $48,272,597 which consisted of $17,096,388 Direct Access Investments, $20,330,168 Primary Investments and $10,846,041 Secondary Investments. The Fund expects to fulfill these unfunded commitments through the use of cash, liquid investments, future distributions from Investment Funds, and line of credit proceeds.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The Fund bears all expenses incurred in the course of its operations and expenses are recorded on an accrual basis.

The Fund does not invest directly in marketable securities; however, from time to time, the Investment Interests may make distributions of marketable securities to the Fund. Upon receipt, these marketable securities are initially recorded at their fair values at the date of distribution from the Investment Interests. Thereafter, these marketable securities are carried at their estimated fair value, which is the closing price. The net realized gain (loss) from these securities is recorded in the Consolidated Statement of Operations, if any, represents the difference between the proceeds received from the sale of these marketable securities and the amount at which these marketable securities were initially recorded using the identified cost basis method.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed at least annually and are recorded on ex-dividend date. Distributable net realized capital gains are declared and distributed at least annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book/tax differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

iDirect Private Markets Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)

September 30, 2025

Federal Income Taxes – The Fund’s policy is to continue to qualify as a Regulated Investment Company (“RIC”) by complying with the provisions of the Internal Revenue Code that are applicable to RICs and to distribute substantially all of its taxable income and net realized (after reduction for capital loss carryforwards) gains to shareholders. Therefore, no federal income tax provision has been recorded for the Fund.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities in accordance with the FASB ASC 740, Accounting for Uncertainty in Income Taxes. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for open tax year ended September 30, 2022 through September 30, 2024, or expected to be taken in the Fund’s September 30, 2025, tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Fund makes significant investments. However, the Fund is not aware of any uncertain tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

iDPE, LLC, the wholly owned subsidiary of the Fund, is a domestic limited liability company that has elected to be treated as a C Corporation for federal and state income tax purposes. State tax returns are filed in various states in which an economic presence exists. Current state taxes consist of income taxes, franchise taxes, business taxes, excise taxes or gross receipts taxes, depending on the state in which the returns are filed. Income taxes are charged based on apportioned income for each state.

iDPE, LLC recognizes deferred income taxes for differences in the basis of assets and liabilities for financial and income tax purposes. Deferred tax assets are recognized for deductible temporary differences, tax credit carryforwards or net operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Deferred tax assets are reduced by a valuation allowance when, in the opinion of the Adviser, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and the rates on the date of enactment.

When tax returns are filed, some positions taken may be sustained upon examination by the taxing authorities, while other positions are subject to uncertainty about the merits of the position taken or the amount of the position that would be sustained. The Adviser considers the likelihood of changes by taxing authorities in its filed income tax returns and recognizes a liability for or discloses potential changes that it believes are more likely than not to occur upon examination by taxing authorities.

The Adviser has not identified any uncertain tax positions in filed income tax returns that require recognition or disclosure in the accompanying consolidated financial statements. The Fund’s income federal tax returns for the past three years and state tax returns for the past four years are subject to examination by taxing authorities and may change upon examination. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits in operating expense. No interest expense or penalties were recognized during the six months ended September 30, 2025 and 2024.

The estimated provision for (benefit from) income taxes for the six months ended September 30, 2025 and 2024 consist of the following:

Current:	2025	2024
Federal	$287,683	$120,087
State	32,089	53,850
	319,772	173,937
Deferred:
Federal	3,362,292	1,791,691
State	375,042	803,446
	3,737,334	2,595,137

Estimated provision for income taxes	$4,057,106	$2,769,074

iDirect Private Markets Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)

September 30, 2025

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes.

At September 30, 2025 and 2024, components of the estimated deferred tax assets and liabilities are as follows:

	2025	2024
Deferred tax assets:	$—	$—
Deferred tax liabilities:
Net unrealized gains on investment securities	(3,737,334)	(2,595,137)

Net deferred tax (liabilities)	$(3,737,334)	$(2,595,137)

Total income tax expense (benefit) (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment income and realized and unrealized gain (loss) on investments before taxes as follows:

iDPE, LLC	As of September 30, 2025	As of September 30, 2024
Income taxes at statutory rate	$1,242,840	$288,305
State income tax benefit (net of federal benefit)	321,633	677,264
Book to tax period adjustment	2,492,634	1,803,505
Provision for income taxes	$4,057,107	$2,769,074

Cash and Cash Held in Escrow – Cash consists of monies held at UMB Bank, N.A. Such cash may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Fund. Cash held in escrow represents monies received in advance of the effective date of an Investor’s subscription. The monies are deposited with the Fund’s transfer agent and will be released from escrow on the effective date of the subscription. The transfer agent holds escrow monies at First National Bank of Omaha.

Short-Term Investments – Short-term investments represent investments in high quality money market instruments and money market mutual funds and are recorded at NAV per share, which approximates fair value. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Foreign Currency Translations – All assets and liabilities denominated in foreign currencies are translated into U.S. Dollars based on the rate of exchange of such currencies against U.S. Dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the Consolidated Statement of Operations.

Indemnification – The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

iDirect Private Markets Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)

September 30, 2025

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

Investment Transactions – For the six months ended September 30, 2025, the cost of purchases and proceeds from sales or other disposition of investments excluding short-term investments amounted to $100,165,130 and $7,322, respectively.

Associated Risks – During the normal course of business, the Fund may purchase, sell or hold various investments, which may result in certain risks, the amount of which is not apparent from the financial statements.

General Economic and Market Conditions. The value of the Fund’s total net assets should be expected to fluctuate. To the extent that the Fund’s portfolio is concentrated in securities of a single issuer or issuers in a single sector or geographic region, the risk of any investment decision is increased. An Investment Fund’s use of leverage is likely to cause the Fund’s average net assets to appreciate or depreciate at a greater rate than if leverage were not used.

The Fund’s portfolio can be significantly impacted by general economic and political conditions, global and domestic market and industry-specific economic conditions. Political developments, cybersecurity attacks, natural disasters, public health crises and other events outside of the Fund’s control can also adversely impact the Fund and its portfolio in material respects. For example, if any of these events occurred it may have an impact on the Fund’s fair value measurements, financing arrangements or its ability to achieve its investment objectives which could have a material impact.

Private Equity Investments. Private equity is a common term for investments that are typically made in private or public companies through privately negotiated transactions, and generally involve equity-related finance intended to bring about some kind of change in an operating company (e.g., providing growth capital, recapitalizing a company or financing an acquisition). Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments, although, following the transition period, the Fund intends to invest approximately 90% of its total assets in Direct Access Investments through or alongside Investment Funds sponsored or managed by the Core Independent Managers. The investments held by private equity funds and Direct Access Investments involve the same types of risks associated with an investment in any operating company.

However, due to the private nature of these investments, there are no readily available market quotations and the investments tend to be illiquid and highly speculative. Such investments are valued by the Fund at fair value as determined pursuant to the policies and procedures approved by the Board. The value at which the Fund’s investments can be liquidated may differ from the fair value determined by the Fund. Private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Depending on market conditions, however, the availability of such financing may be reduced dramatically, which may limit the ability of private equity funds to obtain the required financing or may reduce their expected rate of return.

Illiquidity of Investment Fund Interests. There is no regular market for interests in Investment Funds, which typically must be sold in privately negotiated transactions. Any such sales would likely require the consent of the applicable Investment Fund and could occur at a discount to the stated NAV. If the Adviser determines to cause the Fund to sell its interests in an Investment Fund, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time.

Fees, Expenses, and Incentive Allocations. Investment sponsors who operate Investment Funds in which the Fund invests may receive fees for their services. The fees indirectly borne by the Fund may include a portion of the Investment Funds asset-based fees, incentive allocations, carried interest or fees and operating expenses. These fees are deducted directly from the Investment Funds assets in accordance with their governing documents. Some or all of the Investment Funds in which the Fund invests charge carried interest, incentive fees or allocations based on the Investment Funds’ performance. The Investment Funds in which the Fund invests generally charge a management fee of 2% annually of committed or net invested capital, and approximately 15% to 25% of net profits as a carried interest allocation.

Please refer to the Fund’s prospectus and statement of additional information for a full listing of risks associated with investing in the Fund.

iDirect Private Markets Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)

September 30, 2025

4.	INVESTMENT ADVISORY AGREEMENT, TRANSACTIONS WITH RELATED PARTIES AND OTHER FEES

The Fund pays the Adviser a monthly fee of 0.075% (i.e., 0.90% on an annualized basis) of the Fund’s month-end net asset value (the “Management Fee”). The Management Fee is an expense paid out of the Fund’s net assets and is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each month (including any assets in respect of Shares that will be repurchased as of the end of the month). The Management Fee is in addition to the asset-based fees and incentive fees paid by the Investment Funds to the Investment Managers and indirectly borne by investors in the Fund. The Fund incurred $4,903,319 in Management Fees for the six months ended September 30, 2025, which is included in the Consolidated Statement of Operations. As of September 30, 2025, the payable due to the Adviser for Management Fees was $2,208,308.

As outlined in the Fund’s prospectus, the Adviser has an “Expense Limitation and Reimbursement Agreement” with the Fund through August 1, 2026 (the “Limitation Period”) to limit the amount of “Specified Expenses” (as described herein) borne by the Fund in respect of Class A and Class I shares, for any fiscal year, to an amount not to exceed 0.55% per annum of the Fund’s net assets attributed to Class A and Class I shares, respectively. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses: (i) the Management Fee and underlying Investment Fund expenses (including contribution requirements for investments, expenses and management fees); (ii) interest expense and any other expenses incurred in connection with the Fund’s credit facility; (iii) expenses incurred in connection with secondary offerings and Co-Investment Opportunities and other investment-related expenses of the Fund; (iv) Distribution and Servicing Fees in respect of any Class of shares; (v) taxes; and (vi) extraordinary expenses. This agreement may be renewed by the mutual agreement of the Adviser and the Fund for successive terms. Unless renewed, this agreement will terminate automatically at the end of the Limitation Period. This agreement will also terminate automatically upon the termination of the investment advisory agreement between the Adviser and the Fund unless a new investment advisory agreement with the Adviser becomes effective upon such termination. To the extent that Specified Expenses in respect of any Class of shares for any month exceed the Expense Cap applicable to a Class of shares (the “Excess Expenses”), the Adviser will pay the Fund for expenses to eliminate such excess.

To the extent that the Adviser pays Excess Expenses in respect of a Class of shares, it is permitted to receive reimbursement for any expense amounts previously paid by the Adviser, for a period not to exceed three years from the date in which such expenses were paid by the Adviser on a monthly basis, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Specified Expenses in respect of the applicable Class of shares have fallen to a level below the Expense Cap of the Class and the reimbursement amount does not raise the level of Specified Expenses in respect of a Class of shares in the month the reimbursement is being made to a level that exceeds the Expense Cap of the Class. For the six months ended September 30, 2025, the Fund did not waive or reimburse excess expenses paid by the Adviser.

The Fund has adopted a Distribution and Service Plan Agreement (the “Plan”) for Class A and Class I shares pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund pays a monthly fee out of the net assets of Class A shares at the annual rate of 0.60% of the aggregate net asset value of the Class A shares, determined and accrued as of the last day of each calendar month (before any repurchase of shares) (the “Distribution and Servicing Fee”).

The Distribution and Servicing Fee is paid to iCapital Markets LLC, an affiliate of the Adviser, as the distributor of the shares (the “Distributor”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. Class I shares are not subject to the Distribution and Servicing Fee. During the six months ended September 30, 2025, pursuant to the Plan, Class A shares incurred $1,114,319 in Distribution and Servicing Fees paid to the Distributor, which are included in the Consolidated Statement of Operations. As of September 30, 2025, Distribution and Servicing Fees payable to the Distributor is $442,840.

The Fund reimburses the Adviser for certain sub-accounting and sub-transfer agency fees at 0.15% of the net assets of applicable shareholder accounts for the fees payable by the Adviser to identified service providers. During the six months ended September 30, 2025, the Fund incurred $197,912 of sub-accounting and sub-transfer agency fees, all of which were reimbursed to the Adviser under this arrangement and recorded as transfer agent fees in the Consolidated Statement of Operations.

iDirect Private Markets Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)

September 30, 2025

The Board provides supervision of the affairs of the Fund. The Trustees of the Fund who are not affiliated with the Adviser receive an annual retainer and per meeting fees for special meetings and are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairperson of the Board, and the Audit Committee Chair, and the Nominating and Governance Committee Chair receive additional annual retainers. The Trustees do not receive any pension or retirement benefits from the Fund. Trustee fees and expenses incurred for the six months ended September 30, 2025, are included in the Consolidated Statement of Operations.

Ultimus Fund Solutions (“UFS”)

UFS provides administration, fund accounting, and transfer agent services to the Fund. Pursuant to the servicing agreement with UFS, the Fund pays UFS customary fees for providing such services to the Fund. During the six months ended September 30, 2025, certain officers of the Fund were also officers of UFS and are not paid any fees directly by the Fund for serving in such capacities. For the six months ended September 30, 2025, the Fund incurred $298,170 of administrative service fees, $70,940 of transfer agent fees, and $67,854 of fund accounting fees, which are included in the Consolidated Statement of Operations. As of September 30, 2025, service fees payable to related parties includes a payable of $250,744 due to UFS for administration, transfer agent fees and fund accounting fees.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, a related party of UFS, provides compliance services and a chief compliance officer, pursuant to a consulting agreement between NLCS and the Fund. For the six months ended September 30, 2025, the Fund incurred $25,069 in NLCS customary fees which are included in chief compliance officer fees on the Consolidated Statement of Operations. As of September 30, 2025, service fees payable to related parties includes a payable of $8,156 due to NLCS for chief compliance officer fees.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, a related party of UFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the six months ended September 30, 2025, the Fund incurred $115,288 of printing and postage expenses, which are included in the Consolidated Statement of Operations. As of September 30, 2025, services fees payable to related parties payable includes a payable of $50,219 due to Blu Giant for printing and postage expenses.

5.	REPURCHASES OF SHARES

The Fund may from time to time, offer to repurchase shares pursuant to written tenders by shareholders. For the six months ended September 30, 2025, the Adviser recommended and intends to continue to recommend to the Board (subject to its discretion) that the Fund offer to repurchase shares from shareholders on a quarterly basis in an amount not to exceed 5% of the Fund’s net asset value. In determining whether the Fund should offer to repurchase shares from shareholders, the Board considers the recommendation of the Adviser. The Adviser expects that, generally, it will recommend to the Board that the Fund offer to repurchase shares from shareholders quarterly, with such repurchases to occur as of each March 31, June 30, September 30 and December 31. Each repurchase offer will generally commence approximately 45 days prior to the applicable repurchase date. Any repurchase of shares from a shareholder which are held for less than one year (on a first-in, first-out basis) will be subject to an “Early Repurchase Fee” equal to 2.00% of the net asset value of any such shares repurchased by the Fund. There is no minimum number of shares which must be repurchased in any repurchase offer. For the six months ended September 30, 2025, the early repurchase fees were $3,832. This amount is netted against the Shares Repurchased in the Statement of Changes in Net Assets.

iDirect Private Markets Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)

September 30, 2025

During the six months ended September 30, 2025, the Fund repurchased tendered shares as follows:

			Number of	Net Asset	Repurchased	Shares Outstanding on
	Repurchase	% of Shares	Shares	Value of Shares	Value of Shares	Repurchase Date,
Repurchase Date	Offer Amount	Tendered	Tendered	Tendered	Tendered	Before Repurchase
June 30,2025
Class A		2.23%	458,372	18.11	8,301,121	20,532,754
Class I		1.11%	196,973	39.84	7,847,433	17,756,373
Total	49,959,000				16,148,554
September 30,2025
Class A		1.47%	280,034	40.67	11,388,968	18,985,879
Class I		0.19%	389,410	18.46	7,188,507	205,779,289
Total	57,543,500				18,577,475

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The Fund’s tax year-end is September 30, 2025, as such, the information in this section is as of the Fund’s tax year end.

The tax character of Fund distributions paid for the tax years ended September 30, 2025, and September 30, 2024, was as follows:

	Tax Year Ended	Tax Year Ended
	September 30, 2025	September 30, 2024
Ordinary Income	$—	$7,782,808
Long-Term Capital Gain	27,811,092	3,868,913
Return of Capital	3,306,244	—
	$31,117,336	$11,651,721

As of September 30, 2025, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(2,167,482)	$—	$15,482,615	$252,667,966	$265,983,099

The difference between book basis and tax basis accumulated ordinary income/(loss) and other book/tax differences are primarily attributable to the unamortized portion of organizational expenses for tax purposes and adjustments for partnerships, passive foreign investment companies, and the Fund’s wholly-owned subsidiary.

Late year losses incurred after December 31 within the tax year are deemed to arise on the first business day of the following tax year for tax purposes. The Fund incurred and elected to defer such late year losses of $2,167,482.

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses resulted in reclassification for the tax year ended September 30, 2025 as follows:

Accumulated
Paid-in Capital	earnings(losses)
$9,692,952	$9,694,126

These reclassifications had no effects on net assets.

iDirect Private Markets Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)

September 30, 2025

The cost of investments for federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by the Investment Funds on Schedule K-1. The Fund has not yet received all such Schedule K-1s for the year ended December 31, 2024 (the underlying Investment Funds’ year-end); therefore, the tax basis of investments for 2025 will not be finalized by the Fund until after the fiscal period end.

7.	COMMITMENTS AND CONTINGENCIES

Revolving Credit Agreement

Effective March 3, 2023, the Fund entered into a revolving credit agreement (“Credit Facility”) with Royal Bank of Canada (the “Lender”). The Credit Facility, as amended on February 28, 2025, has a maximum borrowing limit of $90 million (“Committed Loan Limit”) and has a maturity date of February 27, 2026. The Fund has access to the Credit Facility for working capital to manage liquidity, including providing financing for the Fund’s acquisition of Investment interests. The Credit Facility has an interest rate which is dependent upon the effective borrowing date (“Borrowing Date”); if a Loan is requested three business days prior to the Borrowing Date, the applicable interest rate is 3 Month Secured Overnight Financing Rate (“SOFR”) plus 1.30% per annum, if a Loan is requested less than three days prior to the Borrowing Date, the applicable interest rate is Prime Rate plus 1.30% per annum. The Fund pays the Lender a Facility Fee of 1.05% based upon the Committed Loan Limit. For the six months ended September 30, 2025, the Fund incurred $473,795 in commitment fees, which are included in the line of credit fees in the Consolidated Statement of Operations. The Fund did not utilize the line of credit during the six months September 30, 2025.

8.	SUBSEQUENT EVENTS

Subsequent to September 30, 2025 and through November 29, 2025, the date the financial statements were issued, the Adviser evaluated subsequent events and concluded that there were no events requiring accrual or disclosure.

PRIVACY NOTICE

What does iDirect Private Markets Fund (the “Fund”) do with your personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●   Social Security number and wire transfer instructions

●   Account transactions and transaction history

●   Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?

For our everyday business purposes Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes To offer our products and services to you	No	We don’t share

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes Information about your transactions and records	No	We don’t share

For our affiliates’ everyday business purposes Information about your creditworthiness	No	We don’t share

For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-888-524-9441

What we do

How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your non-public personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

●   Open an account or deposit money

●   Direct us to buy securities or direct us to sell your securities

●   Seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●   Sharing for affiliates’ everyday business purposes—information about your creditworthiness

●   Affiliates from using your information to market to you

●   Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● The Fund does not share with our affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies ● The Fund does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Fund doesn’t jointly market.

iDirect Private Markets Fund

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2025

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-772-5838 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-877-772-5838.

INVESTMENT ADVISOR

iCapital Registered Fund Adviser LLC.

60 East 42nd Street, 26th Floor

New York, NY 10165

ADMINISTRATOR

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

iDirect PM-AR25

iDirect
PRIVATE MARKETS FUND

icapital.com

North America
New York City
Princeton
Greenwich
Boston
Boca Raton
Toronto
Stamford
Jacksonville
Salt Lake City

Europe
Zurich
London
Lisbon
Edinburgh

Asia
Hong Kong
Singapore
Tokyo

IMPORTANT INFORMATION
Securities may be offered through iCapital Markets LLC, a registered broker dealer, member of FINRA and SIPC and subsidiary of Institutional Capital Network, Inc. (d/b/a iCapital). These registrations and memberships in no way imply that the SEC, FINRA or SIPC have endorsed the entities, products or services discussed herein. iCapital is a registered trademark of Institutional Capital Network, Inc. Additional information is available upon request.

© 2025 Institutional Capital Network, Inc. All Rights Reserved.

Item 2. Code of Ethics.

Not applicable for Semi-annual reports

Item 3. Audit Committee Financial Expert.

Not applicable for Semi-annual reports

Item 4. Principal Accountant Fees and Services.

Not applicable for Semi-annual reports

Item 5. Audit Committee of Listed Registrants. Not Applicable.

Item 6. Investments. Incorporated by reference.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)       Not Applicable

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 1.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not Applicable

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for Semi-annual reports

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None

Item 15. Submission of Matters to a Vote of Security Holders.

None

Item 16. Controls and Procedures

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a)       Not applicable

(b)       Not applicable

Item 19. Exhibits.

(a)(1) Not applicable for semi-annual reports

(a)(2) Not applicable

(a)(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(4) Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) iDirect Private Markets Fund

By (Signature and Title)

/s/ Nicholas Veronis

Nicholas Veronis, President/Principal Executive Officer

Date	12/08/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Nicholas Veronis

Nicholas Veronis, President/Principal Executive Officer

Date	12/08/2025

By (Signature and Title)

/s/ Indira Mahadeo

Indira Mahadeo, Treasurer/Principal Financial Officer

Date	12/08/2025